UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2025

CHARGING ROBOTICS INC.

(Name of Registrant as specified in its charter)

Delaware	000-56253	20-2274999
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

20 Raul Wallenberg Street
Tel Aviv, Israel	6971916
(Address of Principal Executive Offices)	(Zip Code)

(+972) 54 642-0352

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Exchange Agreement

On June 24, 2025, Charging Robotics Inc. (the “Company”) entered into a securities exchange agreement (the “Agreement”) with Revoltz Ltd., an Israeli company (“Revoltz”), and all of the shareholders of Revoltz (the “Revoltz Shareholders”), pursuant to which the Company issued to the Revoltz Shareholders an aggregate of 12.35% of its issued and outstanding capital stock on a pro rata and post-closing basis, equal to 1,385,002 shares of the Company’s common stock, in exchange for 32.74% of Revoltz’s issued and outstanding share capital on a fully diluted and post-closing basis, equal to 37,476 Revoltz ordinary shares (the “Acquisition”). The Acquisition is expected to close on or about June 30, 2025, subject to the satisfaction of customary closing conditions, and resulted in Revoltz becoming a majority-owned subsidiary of the Company.

The Agreement contained customary representations, warranties and agreements by each of the Company, Revoltz and the Revoltz Shareholders. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and were subject to limitations agreed upon by the contracting parties.

The Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing descriptions of the terms of the Agreement are qualified in their entirety by reference to such exhibit.

Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the issuance of securities set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The shares of common stock described in this Item 3.02 of this Current Report on Form 8-K have been or will be issued in reliance upon the exemption from the registration requirements in Regulation S under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1^	Securities Exchange Agreement, by and between Charging Robotics Inc., Revoltz Ltd. and the shareholders of Revoltz Ltd., dated June 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

^	Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant undertakes to furnish a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charging Robotics Inc.

By:	/s/ Gadi Levin
Name:	Gadi Levin
Title:	Chief Financial Officer

Date: June 30, 2025

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